Related-Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related-Party Transactions

10. Related-Party Transactions

Between August 12 and September 30, 2013, the Company received $250,000 in cash proceeds resulting from a bridge financing by a group of note holders, which included both an officer and an affiliate. The officer has since transferred ownership to the affiliate.

On October 13, 2011, the Company issued promissory notes receivable to two minority stockholders that totaled $31,968. The notes bore interest at 8% per year and matured on December 31, 2011. In the event that the notes were not paid upon maturity, the interest rate increased to 15% per year and the stockholders forfeited 16,667 shares of their common stock per month, up to 200,000 shares, until the notes were paid in full. During 2012, the Company received total payments of $7,988 of which $5,941 was applied towards principal and $2,047 to interest. As of December 31, 2012, the amount owed was $28,800 of which $2,215 related to interest and all 200,000 shares of common stock had been forfeited by the owners and returned to the Company. As collection is not probable, an allowance has been provided against the full amount of the notes receivable.